EXHIBIT 10.1


                              BRIDGE LOAN AGREEMENT

         BRIDGE LOAN AGREEMENT (the "Agreement") dated as of January 4, 2001, by and between UNITED SHIPPING & TECHNOLOGY, INC., a Utah corporation (the "Company"), TH Lee.Putnam Internet Partners, LP, a Delaware limited partnership, TH Lee.Putnam Internet Parallel Partners, LP, a Delaware limited partnership, THLi Coinvestment Partners LLC, a Delaware limited liability company, and Blue Star I, LLC, a Delaware limited liability company (together, the "Investors" and each a "Investor").

                                    RECITALS:

         * Whereas, the Company requires bridge financing for its operations until such time as it can complete a debt or equity financing transaction; and

         * Whereas, the Investors desire to lend funds to the Company on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the parties hereto agree as follows:

         1. Loan/Note(s). The Investors agree to lend to the Company the sum of $3,500,000, evidenced by the delivery to the Investors as of the date hereof of a convertible bridge note in the form attached hereto as Appendix A (the "Note"). The Investors may also, at their sole discretion and option, lend to the Company up to a further $1,500,000 evidenced by the delivery of and one or more convertible bridge notes in the same form as the Note (together with the Note, the "Notes"). Interest on the Notes shall be payable at maturity in immediately available funds or, subject to the shareholder consent set forth in
Section 10 having been obtained, at the option of the Investors, in Series D Convertible Preferred Stock (the "Series D Preferred") of the Company, valued at the conversion price ("Conversion Price") specified in such Notes. The Notes may be converted into Series D Preferred of the Company or other stock of the Company, in accordance with the terms of the Notes. Shares of Series D Preferred of the Company issuable pursuant to the Notes or the Warrant as defined in
Section 2 hereof, are hereinafter sometimes collectively referred to as the "Shares."

         2. Warrants. As additional consideration for the loan, the Company shall issue to each of the Investors, concurrently with delivery of the Note, a warrant, in the form attached hereto as Appendix B (the "Warrant"), to purchase shares of Series D Convertible Preferred Stock or other stock of the Company. The shares of Series D Convertible Preferred Stock or other stock of the Company issuable upon exercise of the Warrant are referred to hereinafter as "Warrant Shares."

         3. Repayment. Unless otherwise converted, all outstanding principal and accrued interest on the Note shall be due and payable on July 4, 2001.

         4. Investor Mandatory Conversion. The Investors may at any time, upon written notice to the Company, require conversion of all or any portion of the Notes into Series D


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Convertible Preferred Stock of the Company (or other stock of the Company as set forth in the Notes) at the Conversion Price set forth in such Notes, plus all accrued interest.

         5. Representations and Warranties of the Company. The Company represents and warrants to the Investors that this Agreement has been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by an authorized officer of the Company, and the valid and binding agreement of the Company, subject, as to enforcement or remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles. All corporate action necessary for the authorization, issuance, and delivery of the Notes, the Warrant, and the Warrant Shares has been taken on or prior to the date hereof.

         6. Representations and Warranties of the Investors. Each Investor represents and warrants to the Company as follows:

                  (a) This Agreement when executed and delivered by the Investor will constitute a valid and legally binding obligation of Investor, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles.

                  (b) Investor acknowledges that it has had an opportunity to discuss the business, affairs and current prospects of the Company with its officers. Investor further acknowledges having had access to information about the Company that it has requested. Investor has received and carefully reviewed the following of the Company's filings with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended: Report on Form 10-KSB for the fiscal year ended July 1, 2000; Proxy Statement dated July 13, 2000, relating to Special Shareholders meeting; Report on Form 10-QSB for the fiscal quarter ended September 30, 2000; Proxy Statement dated December 22, 2000 in connection with Annual Meeting of Shareholders to be held on January 19, 2001; S-3 Registration Statement filed March 1, 2000 and amendments thereto dated August 18, 2000, September 10, 2000 and prospectuses filed pursuant to Rule 424B, dated September 12, 2000 and December 18, 2000. Investor further acknowledges:

                           (i) that Investor has knowledge and experience in
                  financial and business matters such that Investor is capable of evaluating the merits and risks of prospective investment in the Notes, the Warrant, the Shares and the Warrant Shares and is able to bear such risks; and

                           (ii) that Investor understands that purchase of the
                  Notes and investment in the Shares involves a high degree of risk, but believes that the investment is suitable for Investor based upon Investor's objectives and financial needs, and Investor has adequate means for providing for Investor's current financial needs and contingencies, and has no need for liquidity of investment with respect to the Notes, the Warrant or the Shares.


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                  (c) The Shares and the Warrant Shares will be acquired for investment purposes for the account of Investor, and not with a view to or in connection with the resale or distribution of any part thereof.

                  (d) Investor understands that the Shares will not be registered under the Act, on the ground that the sale provided for in this Agreement is exempt from registration under of the Act, and that the reliance of the Company on such exemption is predicated in part on Investor's representations set forth in this Agreement. Investor understands that the Shares and the Warrant Shares being purchased hereunder are restricted securities within the meaning of Rule 144 under the Act; that the Shares and the Warrant Shares are not registered and must be held indefinitely unless they are subsequently registered or an exemption from such registration is available.

                  (e) It is understood that each certificate representing (a) the Shares, (b) the Warrant Shares, and (c) any other securities issued in respect of the any of the foregoing upon any stock split, stock dividend, recapitalization, merger or similar event shall be stamped or otherwise imprinted with a legend substantially in the following form:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. EXCEPT IN CONNECTION WITH SALES UNDER RULE 144 PROMULGATED UNDER THE ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                  (f) The legend set forth above shall be removed by the Company from any certificate evidencing Shares or Warrant Shares or upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the Act is at that time in effect with respect to the legend security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Shares or the Warrant Shares; and if such legend is removed based upon the availability of SEC Rule 144 for such transfer or sale, such removal may be conditioned upon compliance by the holder of the Shares or Warrant Shares or upon evidence of compliance with Rule 144.

                  (g) Investor is an accredited investor as defined in SEC Regulation D.


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         7. Other.


                  (a) This Agreement and the rights and obligations of the parties hereunder shall not be assignable, in whole or in part, by any party without the prior written consent of the other party.

                  (b) This Agreement, including the appendices attached hereto, constitutes the entire agreement of the parties relative to the subject matter hereof and supersedes any and all other agreements and understandings, whether written or oral, relative to the matters discussed herein.

                  (c) This Agreement shall be construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of laws principles.

                  (d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8. Board Members. The Investor shall have the right to appoint an additional two persons to the Company's Board of Directors, and, subject to the terms and conditions of the Company's bylaws and certificate of incorporation, the Company agrees to take all the necessary action to increase the size of the Board of Directors or otherwise reconfigure the Board to accommodate such new members.

         9. Shareholder Approval. At the next meeting of shareholders of the Company, other than the Annual Meeting of Shareholders to be held on January 19, 2001, to be held following the issuance of the Notes, the Company shall: (a) seek the ratification by its shareholders of the conversion of the Notes by the Investors in accordance with their respective terms, and (b) take all reasonable steps in its power to ensure that the Board of Directors of the Company recommend to its shareholders that such actions of the Company be ratified.

         10. Conditions to the Issue of the Note. The issue of the Note hereunder and any further Notes shall be subject to the following:

                  (a) The Board of Directors of the Company shall have authorized the issuance of sufficient Series D Convertible Preferred Stock (such Stock having terms to be determined by mutual agreement between the Company and the Investors, but in any case not less advantageous and having no less priority than the Series C Convertible Preferred Stock of the Company) to enable conversion of the Note in accordance with its terms;

                  (b) The Board of Directors of the Company shall have taken all steps necessary to enable the appointment of the additional two persons to the Board as set forth in Section 8 above;

                  (c) The consent of General Electric Credit Corporation to the issuance of the Notes on the terms set forth therein and in this Agreement shall have been obtained.


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         IN WITNESS WHEREOF, the parties have executed this Bridge Loan
Agreement as of the date first written above.

                                       UNITED SHIPPING & TECHONOLOGY,
                                       INC.


                                       By: /s/ Peter C. Lytle
                                           -------------------------------------
                                       Name:  Peter C. Lytle
                                       Title: Chief Executive Officer

                                       TH LEE.PUTNAM INTERNET PARTNERS,
                                       L.P.

                                       By:  TH Lee.Putnam Internet Advisors L.P.
                                       Its: General Partner

                                       By: /s/ Douglas Hsieh
                                           -------------------------------------
                                       Name:  Douglas Hsieh
                                       Title: Vice President

                                       TH LEE.PUTNAM INTERNET PARALLEL
                                       PARTNERS, L.P.

                                       By:  TH Lee.Putnam Internet Advisors L.P.
                                       Its: General Partner

                                       By: /s/ Douglas Hsieh
                                           -------------------------------------
                                       Name:  Douglas Hsieh
                                       Title: Vice President

                                       THLI COINVESTMENT PARTNERS, LLC

                                       By: /s/ Douglas Hsieh
                                           -------------------------------------
                                       Name:  Douglas Hsieh
                                       Title: Vice President

                                       BLUE STAR I, LLC


                                       By: /s/ Thomas H. Lee
                                           -------------------------------------
                                       Name: Thomas H. Lee
                                       Its:  Managing Member


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